The global leader in midsize wide-body leasing and operating solutions Cowen & Co. Global Transportation Conference Boston September 6, 2017 Joe Hete President & CEO Quint Turner Chief Financial Officer

Safe Harbor Statement 2 Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements that involve risks and uncertainties. There are a number of important factors that could cause Air Transport Services Group's ("ATSG's") actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, our operating airline's ability to maintain on-time service and control costs, the number, timing and scheduled routes of our aircraft deployments to customers, the cost and timing with respect to which we are able to purchase and modify aircraft to a cargo configuration, changes in market demand for our assets and services and other factors that are contained from time to time in ATSG's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10- Q. Readers should carefully review this presentation and should not place undue reliance on ATSG's forward-looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this presentation. ATSG undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes. 2

 Dry Leasing  767-300, 767-200, 757-200, 737-400  Engine Leasing  Engine PBH/PBC Services  ACMI Services  CMI Services  Wet leasing  Ad-Hoc Charter  Heavy and Line Maintenance  Component Services  Engineering Services  Passenger to Freighter Conversions  Boeing and Airbus Capability  Sort Operations  GSE Leasing  Facility Support Services  MHE Service Leasing ACMI - CMI Services Airborne Global Solutions is the marketing entity supporting all business units For customers seeking midsize freighter services, ATSG offers all elements of the solution set, ranging from an entry-point ACMI lease to a dedicated dry-leased fleet with flight crews, maintenance and logistical support from five strong operating companies. World’s Only Comprehensive Turn-key Solution Provider 3

We Start With a Lease, and Add Customized Services

Airline Customers

Wet Lease

Aircraft
+
Crew
+
Maintenance
+
Insurance

(avg. 1-3 yrs)

Wet2Dry

Transition Options:
- Pilot training
- Aircraft certification
- Network development
- Ground services

Examples: Amerijet, CargoJet, NAS

Dry Lease

Aircraft

Service Options:
- Airframe Maintenance
- Engine Maintenance
- Insurance

(avg. 5-10 yrs)

Non-Airline Customers

Wet Lease

Aircraft
+
Crew
+
Maintenance
+
Insurance

(avg. 1-3 yrs)

Wet2Dry

Transition Options:
- Network development
- Ground services

Examples: DHL-US, Amazon

Dry Lease + CMI

Aircraft
+
CMI
Crew, Maintenance, Insurance

(Lease terms avg. 5-10 years, Operating agreement, 3-5 years)

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11 50 8 10 41 7 17 30 2 In-Service 767F Fleet to be 82% Dry Leased at YE2017 5 Focus on regional air networks driving demand for more of our midsize 767 freighters, longer-term dry leases, and more CMI, maintenance and logistics support. YE 2015 CAM-Owned 767Fs YE 2016 (15 with CMI) (28 with CMI) Dry leased ACMI/Charter Staging/Unassigned Undergoing cargo modification 2016-17 767F Leases 2016 Q1: DHL 1 – 767-300 Raya 1 – 767-200 Q2: Amazon 8 – 767-200 Amerijet 1 – 767-300 Q3: Amazon 3 – 767-200 Q4: Amazon 1 – 767-200 Amazon 2 – 767-300 DHL 1 – 767-300 2017 (all 300s) Q1: Amazon 2 Q2: Amazon 2 Projected Q3-4: Amazon 2 (completed) NAS 1 Amerijet 1 CargoJet 1 YE 2017E (32 with CMI) 1 5

Targeting Growing Global Network Demand 6 E-commerce, distributed manufacturing trends creating demand for new express networks Abundant ACMI and Dry Lease Opportunities Under Double-Digit Global FTK Growth MIDDLE EAST • 6.9% market growth in 2016: IATA • Aging network fleets due for replacement • CAM has leased four 767s into DHL’s Mideast network ASIA • Rapid regional e-commerce, distributed manufacturing growth driving 11% FTK growth in 2017 • Strong position in 737 freighter conversions in China creates growth opportunities • Adding Airbus A321-200 conversions via JV as next- gen option for e-commerce customers AMERICAS • DHL’s Americas region revenue growth leads all DHL regions in 2017. • Amazon’s air-network growth will continue via 50-yr. lease for hub at CVG, with ramp space for 100 aircraft • 767 range/payload an ideal fit for north-south routes EUROPE • Fastest-growing major airfreight market in 1H 2017 • Investment in Sweden’s West Atlantic AB yields additional 767 dry leases • Deploying CAM-leased 737 in Europe via DHL

767-300 Investments & Deployments 7 CAM-Owned 767-300Fs 2016 2017E 2018E Complete Modification & Deploy 5 9 8 Deploying To Amazon, DHL, Amerijet Amazon, NAS, Amerijet, CargoJet NAS, Amerijet, other external In Service at End 16 25 33 Customer demand for additional 767-300 freighters in 2017 and 2018 beyond the eight we have leased to and operate for Amazon

PEMCO Boosts MRO Capacity, Adds 737 Conversions

Expands ATSG MRO Capacity

- 2 large hangars, 300,000+ sq ft
- Heavy maintenance
- Narrowbody / widebody support
- Complex structural modifications
- Component and backshop services
- Line maintenance and AOG teams

New to ATSG Portfolio

- Southern USA location
- Extensive Airbus experience
- Robust passenger customer portfolio
- Pax to Freighter 737 Conversions:
  - -300, -400 Classics
  - -700 Next Gen in development



Enhanced China Strategy

- 70% China market share in B737 cargo conversions
- China satellite locations
- Established relationships with airlines



AIRBUS
A320 Family

REGIONAL
CRJ, Embraer, MRJ (LOI)

BOEING
B737 CLASSIC / NG, B757, B767

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New Joint Venture for A321 Freighter Conversion Joint Venture • CAM is partnering with Precisions Aircraft Solutions to form a new joint venture, 321Precision Conversions • Precision is the market leader in converting 757 aircraft • CAM is the second largest freighter lessor in the world • CAM and Precision have had a long-term relationship through Boeing 757 freighter conversions Airbus A321 • The largest new generation narrow body freighter • More than 1,400 A321 passenger aircraft in service • Economics similar to the smaller 737-800 • Cube space commensurate with the 757-200 but with lower operating cost • Will compete effectively in 10-15 pallet segment with superior cube economics • Target aircraft for the fastest growing segment in the industry – e-commerce and integrators The A321 will be a new platform for ATSG to leverage its multi-service freighter aircraft solutions including converting, leasing, operating and maintaining the aircraft 9 Timeline • Precision began work on the project in 3Q2016 • Pending FAA approval, projecting deliveries in 2019

All 20 Amazon Freighters Leased and Deployed • Five-year operating agreement signed March 8, 2016, effective April 1, 2016 • Seven-year lease terms for eight 767-300s; five-year leases for twelve 767-200s • Aircraft are CAM-leased, ABX Air/ ATI operated, AMES maintained, LGSTX supported Trial network launched two years ago with support from five ATSG businesses now includes 20 CAM-leased 767 freighters, crews and support services ATSG leases, operates & supports twenty B767 freighters for Amazon 767-300 767-200 LEASING CMI SERVICES GATEWAYS MAINTENANCE 10

Amazon to receive ATSG warrants for purchase of up to 19.9% of ATSG common shares at $9.73 per share through March 2021 Warrant A Warrant B-1 7.7MM potential shares; warrant issued, vested 1.6MM potential shares; warrant to be issued and vest March 2018 Warrant B-2 <0.5MM potential shares; (adjusts to 19.9%) warrant to be issued and vest September 2020 5.1MM potential shares; pro-rata warrant vesting as eight 767Fs leased through mid-2017 • Investment Agreement for warrants signed March 8, 2016 • ATSG shareholders overwhelmingly approved increase in authorized shares and other enabling measure at 2016 annual meeting. • Amazon may appoint a Board observer, and, alternatively, upon acquiring 10% of ATSG shares, nominate one candidate for election to ATSG’s Board • 12.8MM ATSG warrants issued and vested as of Aug. 31, 2017. • Share repurchases will reduce final number of warrants required to true-up Amazon holdings to 19.9% in 2020 Amazon Pact Sealed With Investment Agreement 11

2016 Results & 2017 Adjusted EBITDA Outlook

Dry leasing and airline fleet utilization, along with support services backing, drove revenue and cash flow growth in 2016 and will accelerate in 2017



$MM
Revenues
$619
$769
2015
2016
$MM
Adj. Pre-Tax Earnings*
(Cont. Oper.)
$61
$65
2015
2016
Adj. EPS*
(Cont. Oper.)
$0.60
$0.58
2015
2016
$MM
Adj. EBITDA*
(Cont. Oper.)
$197
$212
$260E
2015
2016
2017E

- $150MM revenue gain driven by 11 more external 767 dry leases, Amazon CMI support, maintenance and logistics gains
- Adjusted Pre-tax Earnings exclude non-cash warrant-related effects, pension expense, affiliate's debt issuance charge
  - Includes $20MM total impact of revenue reductions stemming from work stoppage, extra expense for pilot premium pay and other ramp-up costs
- Adjusted EPS for 2016 exclude non-cash dollar effects of warrants issued to Amazon
- **2017 Adjusted EBITDA projection assumes, among other items, deployment of five 767s and two 737s in 2H 2017, increase in maintenance expense but lower capitalized maintenance under Delta engine contract, improved ACMI Services results based on CMI customer requirements**

* Non-GAAP metrics. See table at end of this presentation for reconciliation to nearest GAAP results for Adjusted Pretax Earnings and Adjusted EBITDA. See slide 14 for Adjusted EPS reconciliation.

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2017 First Half Results

More efficient airline fleet utilization, along with maintenance and logistics services, drove revenue and cash flow growth in the first half of 2017



$MM
Revenues
$354
$491
1H16
1H17
$MM
Adj. Pre-Tax Earnings*
(Cont. Oper.)
$32
$40
1H16
1H17
Adj. EPS*
(Cont. Oper.)
$0.26
$0.38
1H16
1H17
$MM
Adj. EBITDA*
(Cont. Oper.)
$104
$121
1H16
1H17

* Non-GAAP metrics. See table at end of this presentation for reconciliation to nearest GAAP results for Adjusted Pretax Earnings and Adjusted EBITDA. See slide 14 for Adjusted EPS reconciliation.

- 39% revenue gain (30% excl. reimbursables) driven by Amazon CMI support, incremental maintenance and logistics gains
- CAM leasing ten more freighters at June 30 vs prior year
- ACMI Services profitable for the second quarter
- Adjusted Pre-tax Earnings exclude non-cash warrant-related effects, lower 2017 pension expense
- Adjusted EPS excludes effects of warrants issued to Amazon

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EPS Adjustments Reflect Warrant Valuation 14 ATSG’s GAAP Earnings from Continuing Operations for 2016 and future periods reflect: • incremental gain or loss in financial instruments each quarter, net of tax, based on effect of mark-to-market changes in ATSG stock price on value of warrant liability • non-cash lease revenue reduction associated with the amortization of value for warrants Items above are excluded from Adjusted EPS from Continuing Operations. Adjusted EPS includes additional shares related to warrant dilution.

2.5x 2.0x 1.6x 2.2x 2.5-3x 2013 2014 2015 2016 2017E Debt Obligations / Adjusted EBITDA* 49 53 55 60 71 Strong Capital Base to Support Fleet Growth 15 Strong Adjusted EBITDA generation, access to capital through rolling five-year credit facility allow us to maintain conservative balance sheet • Adjusted EBITDA is a non-GAAP metric. Debt Obligations, fleet totals are as of end of period. See table at end of this presentation for reconciliation to nearest GAAP results. 767, 757 & 737 Owned Freighters

Seizing Opportunities for Balanced Capital Structure 16 Repurchases, investments and debt repayment key components of capital allocation strategy 1.1 4.8 0.5 6.4 (MMs) $10.3 $63.6 $11.2 $85.1 ($MMs) 2016 2015  9.9% repurchased of 65.2MM shares outstanding prior to first Board authorization in May 2015  Includes 3.8MM shares repurchased from affiliate of Red Mountain for $50MM in July 2016, and  ATSG purchase of 0.4MM from underwriter in June 2017 secondary offering as Red Mountain sold 3.8MM.  Average share repurchase price of $13.22 including fees, vs. current ATSG market price.  Future repurchases executed mainly under Rule 10b5 authorization or under Rule 10b18 for repurchase of share blocks when available under attractive terms Dollars Shares 2017 16

2017-18 Outlook 17 • Strong growth trajectory Double-digit revenue growth from business with new express networks, global network integrators and regional operators attracted to midsize freighter assets, and unique model that offers short-term ACMI flexibility and long-term dry-leasing cost advantages backed by support services. • Attractive assets World’s largest fleet of 100% owned midsize converted Boeing freighters available on a dedicated basis, with wide range of freighter network applications. Converted freighters offer decades of reliable service with lower investment, backed by best-in-class maintenance and conversion capabilities. • Lease-driven sustained cash flow Business model emphasizes long-term returns from dry- leasing freighter assets to leading network operators, enhanced by unique combinations of airline, maintenance, logistics and network management services. Not a federal cash taxpayer until 2019 or later. • Strong balance sheet Debt leverage 2.3 times Adjusted EBITDA at June 30 2017. Will remain below 3 times in 2017 even as borrowings increase for $335MM capex program that is nearly 80% growth weighted. Credit facility extended and amended in 2017 for more credit at attractive rates. • Flexible capital allocation strategy Cash reinvested in growth investments, share repurchases and debt repayment as appropriate based on market conditions and projected returns. Nearly 10% of ATSG shares have been repurchased since May 2015 Board authorization, including June 2017 secondary offering. • Appetite for strategic growth through targeted, complementary transactions, such as PEMCO acquisition and Precision JV, to extend footprint, add capabilities and support capacity for current and prospective customers worldwide. • Investments yield strong, sustained cash flow Fleet investments, expanding leased freighter portfolio with support services generating attractive returns likely to extend through 2018 and beyond. Adjusted EBITDA for 2017 projected to be $260MM, up 23%. ATSG – leasing growth driving strong cash returns 17

Non-GAAP Reconciliation Statement

Reconciliation Stmt. ($ in 000s except Ratios)	2013	2014	2015	2016	1H2016	1H2017
GAAP Pre-Tax Earnings (Loss) from Cont. Oper.	**$ (359)**	**$ 51,776**	**$ 62,563**	**$ 34,454**	**$ 30,911**	**$ (32,338)**
Impairment Charges	52,585	-	-	-	-	-
Pension Settlement	-	6,700	-	(1,997)	-	-
Non-service components retiree benefit costs	(2,716)	(8,152)	(1,040)	8,812	4,406	354
Debt issuance charge, non-consolidating affiliate	-	-	-	1,229	1,229	-
Lease Incentive Amortization	-	-	-	4,506	934	5,874
Financial Instruments Loss (Gain)	(631)	(1,096)	(920)	18,107	(5,030)	65,780
Adjusted Pre-tax Earnings from Cont. Operations	48,879	49,228	60,603	65,111	32,450	39,670
Interest Income	(74)	(92)	(85)	(131)	(61)	(48)
Interest Expense	14,249	13,937	11,232	11,318	5,332	7,307
Depreciation and amortization	91,749	108,254	125,443	135,496	65,666	74,223
Adjusted EBITDA from Cont. Oper.	**$ 154,803**	**$ 171,327**	**$ 197,193**	**$ 211,794**	**$ 103,387**	**$ 121,152**
Debt Obligations - end of period	$ 384,515	$ 344,094	$ 317,658	$ 458,721		
Debt Obligations/Adjusted EBITDA Ratio*	**2.48**	**2.01**	**1.61**	**2.17**		

* Debt Obligations/Adjusted EBITDA Ratio is defined as Debt Obligations (Long-term Debt Obligations plus Current Portion of Debt Obligations at end of period) divided by Adjusted EBITDA from Continuing Operations, rolling four quarters.

- Adjusted EBITDA from Continuing Operations, Debt Obligations/Adjusted EBITDA Ratio, and Adjusted Pre-Tax Earnings from Continuing Operations are non-GAAP financial measures and should not be considered alternatives to net income or any other performance measure derived in accordance with GAAP.
- Adjusted EBITDA from Continuing Operations is defined as Earnings from Continuing Operations Before Income Taxes plus net interest expense, depreciation and amortization expense, pension settlement costs, debt issuance charges from non-consolidating affiliates, and lease incentive amortization. It excludes the net effect of financial instrument gains and losses, and of non-service components of retiree benefit costs.
- Adjusted Pre-Tax Earnings from Continuing Operations is defined as Earnings from Continuing Operations Before Income Taxes plus pension settlement costs, debt issuance charges from non-consolidating affiliates, and lease incentive amortization. It excludes the net effect of financial instrument gains and losses, and of non-service components of retiree benefit costs.
- Management uses Adjusted EBITDA from Continuing Operations, Debt Obligations/Adjusted EBITDA Ratio, and Adjusted Pre-Tax Earnings from Continuing Operations to assess the performance of its operating results among periods. These measures should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP, or as an alternative measure of liquidity.

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